EXHIBIT 10.4

                               OPERATING AGREEMENT
                                       FOR
                               SFF PRODUCTION, LLC

                      A Delaware Limited Liability Company

         This OPERATING AGREEMENT (this "Agreement") of SFF PRODUCTION, LLC (the "Company"), effective as of December 4, 2007, is (a) adopted by the Managers (as defined in Section 5.01), (b) executed and agreed to, for good and valuable consideration, by the Members (as defined in Section 2.01), and (c) supersedes and replaces all prior Operating Agreements adopted for the Company.

                                    Article 1
                                  Organization

         1.01. Formation. The Company has been organized as a Delaware limited liability company by the filing of a Certificate of Formation (the "Certificate") under and pursuant to the Delaware Limited Liability Company Act (as amended from time to time, the "Act").

         1.02. Name. The name of the Company is "SFF PRODUCTION, LLC" and all Company business must be conducted in that name, or such other names that may be selected by the Managers and that comply with applicable law.

         1.03. Registered Office; Registered Agent; Offices. The registered office and registered agent of the Company in the State of Delaware shall be as specified in the Certificate or as designated by the Managers in the manner provided by applicable law. The offices of the Company shall be at such places as the Managers may designate, which need not be in the State of Delaware.

         1.04. Purposes. The purpose of the Company is to engage in any and all lawful activities for which limited liability companies may be organized.

         1.05 Foreign Qualification. Prior to the Company's conducting business in any jurisdiction other than Delaware, the Managers shall cause the Company to comply with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction.

         1.06. Term. The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall be perpetual unless dissolved as provided in this Agreement.

         1.07. No State-Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member, for any purposes other than applicable tax laws, and this Agreement may not be construed to suggest otherwise.

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                                    Article 2
                      Membership; Dispositions of Interests

         2.01. Members; Sharing Ratios. The members of the Company ("Members") are the persons or entities ("Persons") executing this Agreement as of the date hereof as members and each Person that is hereafter admitted to the Company as a member in accordance with this Agreement. If a Member shall have made a Disposition (as defined in Section 2.02) of all or any portion of its interest in the Company ("Membership Interest"), but shall have retained any rights therein, then solely with respect to the Membership Interest (or portion thereof) so disposed, all references to "Member" that appear in Article 4 and
Section 9.02(b) shall be deemed to refer to the assignee of such Membership Interest. The sharing percentage of each Member executing this Agreement (the "Sharing Ratio") is set forth on Exhibit A.

         2.02. Dispositions of Membership Interests. A Member may not make a sale, assignment, transfer, conveyance, gift, bequest, exchange, or other disposition (voluntarily, involuntarily, or by operation of law) ("Disposition") of all or any portion of its Membership Interest, other than a Disposition to a Permitted Transferee (as hereinafter defined), a Disposition to another Member in accordance with Article 7, or a Disposition resulting from the death of such Member to a person who is not a Permitted Transferee (each a "Permitted Disposition"), except upon compliance with Section 7.03 and with the consent of a Majority Interest (as defined in Section 5.07), calculated without reference to the Member desiring to make such Disposition, and (without limiting the generality of Section 5.07) each Member's consent may be given or withheld in the Member's sole and absolute discretion, with or without cause, and subject to such conditions as such Member shall deem appropriate ("Sole Discretion"). Any attempted Disposition of all or any portion of a Membership Interest, other than in strict accordance with this Section 2.02, shall be null and void ab initio. A Permitted Transferee who is a natural person shall be admitted to the Company as a Member without the consent of the other Members and a Permitted Transferee who is not a natural person shall have the right upon its designation of a single representative with full power and authority to act on behalf of the Permitted Transferee to be admitted to the Company as a Member without the consent of the other Members. Except for a Permitted Transferee, a Person to whom a Membership Interest is Disposed may be admitted to the Company as a Member only with the unanimous consent of the other Members. In connection with any Disposition of a Membership Interest or any portion thereof, and any admission of an assignee as a Member, the Member making such Disposition and the assignee shall furnish the other Members with such documents regarding the Disposition as a Majority Interest may request (in form and substance satisfactory to a Majority Interest), including a copy of the Disposition instrument, a ratification by the assignee of this Agreement (if the assignee is to be admitted as a Member), a legal opinion that the Disposition complies with applicable federal and state securities laws, and a legal opinion that the Disposition will not result in the Company's termination under Section 708 of the Internal Revenue Code of 1986 (as amended from time to time, the "Code"). "Permitted Transferee" for purposes of this Section 2.02 shall mean (i) a partner, member, and/or shareholder of a Member, (ii) a Member's children, the estate of a deceased Member, the beneficiaries under such deceased Member's last will and testament, a spouse of a Member, a trust created by a Member or under a deceased Member's last will and

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testament  for the  benefit  of such  Member's  immediate  family  (including  a charitable remainder trust), or (iii) a corporation, limited liability company, or a partnership controlled by a Member or by a Member-controlled entity. The Members agree that breach of the provisions of this Section 2.02 may cause irreparable injury to the Company for which monetary damages (or other remedy at law) are inadequate in view of (i) the complexities and uncertainties in measuring the actual damages that would be sustained by reason of the failure of a Member to comply with such provisions, and (ii) the uniqueness of the Company business and the relationship among the Members. Accordingly, the Members agree
that  the   provisions  of  this  Section  2.02  may  be  enforced  by  specific performance.

         2.03. Encumbrances of Membership Interests. A Member may not pledge, mortgage, subject to a security interest or lien, or otherwise encumber (voluntarily, involuntarily, or by operation of law) all or any portion of its Membership Interest without the consent of the Managers and a Majority Interest, calculated without reference to the Member desiring to make such encumbrance.

         2.04. Creation of Additional Membership Interests. Additional Membership Interests may be created and issued to existing Members or to other Persons, and such other Persons may be admitted to the Company as Members, at the direction of the Managers and a Majority Interest, on such terms and conditions, and with such Sharing Ratios and commitments, as the Managers and a Majority Interest may determine at the time of admission. The Managers may reflect the admission of any new Members or the creation of any new class or group of Members in an amendment to this Agreement that need be executed only by the Managers.

         2.05. Liability to Third Parties. Unless expressly agreed to in writing by the Member or Manager, as the case may be, no Member or Manager shall be liable for the debts, obligations or liabilities of the Company.

         2.06. Spouses of Members. Spouses of the Members do not become Members as a result of such marital relationship. Each spouse of a Member (who is not himself or herself a Member) has executed this Agreement and does acknowledge and understand that this Agreement specifically covers all interest in the Company now owned, hereafter acquired by, or otherwise attributed to their spouse.

         2.07. Expulsion. A Member may not be expelled from the Company.

                                    Article 3
                              Capital Contributions

         3.01. Initial Contributions. Upon execution of this Agreement by each Member, such Member shall have made, or shall contemporaneously make, the contributions to the capital of the Company ("Capital Contributions") described for that Member in Exhibit A, and reflected in the books of account established for the Company.

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         3.02. Subsequent Contributions. Without creating any rights in favor of any third party, each Member shall contribute to the Company that Member's Sharing Ratio of such additional capital that in the judgment of the Managers and a Majority Interest is necessary to enable the Company to cause the assets of the Company to be properly operated and maintained and to discharge its costs, expenses, obligations, and liabilities.

         3.03. Failure to Contribute. (a) If a Member does not timely contribute all or any portion of a Capital Contribution that Member is required to make as provided in this Agreement, the Managers may cause the Company to exercise, on notice to that Member (the "Delinquent Member"), one or more of the following remedies:

                           (i) taking such action (including court proceedings),
at the cost and expense of the Delinquent Member, as the Managers may deem appropriate to obtain payment by the Delinquent Member of the portion of the Delinquent Member's Capital Contribution that is in default, together with interest thereon from the date that the Capital Contribution was due until the date that it is made, at a rate per annum equal to the lesser of (A) the maximum rate permitted by applicable law or (B) 2% plus the minimum prime lending rate as published in the Money Rates Section of The Wall Street Journal with adjustments to be made on the same date as any change in that rate;

                           (ii)  exercising  the rights of a secured party under
the Uniform Commercial Code of the State of Delaware, as more fully set forth in
Section 3.03(b); or

                           (iii)   exercising  any  other  rights  and  remedies
available at law or in equity.

                  (b) Each Member grants to the Company, as security for the payment of all Capital Contributions that Member has agreed to make, a security interest in and a general lien on its Membership Interest and the proceeds thereof, all under the Uniform Commercial Code of the State of Delaware. On any default in the payment of a Capital Contribution, the Company is entitled to all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Delaware with respect to the security interest granted in this
Section 3.03(b). Each Member shall execute and deliver to the Company all financing statements and other instruments that the Managers may request to effectuate and carry out the preceding provisions of this Section 3.03(b). At the option of the Managers, this Agreement or a carbon, photographic, or other copy hereof may serve as a financing statement.

         3.04. Return of Contributions. A Member is not entitled to the return of any part of its Capital Contributions or to be paid interest in respect of either its capital account or its Capital Contributions. An un-repaid Capital Contribution is not a liability of the Company or of any Member. A Member is not required to contribute or to lend any cash or property to the Company to enable the Company to return any Member's Capital Contributions.

         3.05. Advances by Members. If the Company does not have sufficient cash to pay its obligations, any Member(s) that may agree to do so with the consent of the Managers may advance all or part of the needed funds to or on behalf of the Company, at such interest rate and on such other terms as such Member and the Managers may agree. An advance described in this Section 3.05 constitutes a loan from the Member to the Company and is not a Capital Contribution.

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         3.06.  Capital  Accounts.  A capital  account shall be established  and maintained for each Member. Each Member's capital account (a) shall be increased by (i) the amount of cash funds contributed by that Member to the Company, (ii) the fair market value of property contributed by that Member to the Company (net of liabilities secured by the contributed property that the Company is considered to assume or take subject to under section 752 of the Code), and
(iii) allocations to that Member of the Company income and gain (or items thereof), including income and gain exempt from tax and income and gain described in Treas. Reg. ss. 1.704-1(b)(2)(iv)(g), but excluding income and gain described in Treas. Reg. ss. 1.704-1(b)(4)(i), and (b) shall be decreased by (i) the amount of cash funds distributed to that Member by the Company, (ii) the fair market value of property distributed to that Member by the Company (net of liabilities secured by the distributed property that the Member is considered to assume or take subject to under section 752 of the Code), (iii) allocations to that Member of expenditures of the Company described in section 705(a)(2)(B) of the Code, and (iv) allocations of Company loss and deduction (or items thereof), including loss and deduction described in Treas. Reg. ss. 1.704-1(b)(2)(iv)(g), but excluding items described in clause (b)(iii) above and loss or deduction described in Treas. Reg. ss. 1.704-1(b)(4)(i) or ss. 1.704-1(b)(4)(iii). The Members' capital accounts also shall be maintained and adjusted as permitted by the provisions of Treas. Reg. ss. 1.704-1(b)(2)(iv)(f) and as required by the other provisions of Treas. Reg. ss. 1.704-1(b)(2)(iv) and 1.704-1(b)(4), including adjustments to reflect the allocations to the Members of depreciation, depletion, amortization, and gain or loss as computed for book purposes rather than the allocation of the corresponding items as computed for tax purposes, as required by the Treas. Reg. ss. 1.704-1(b)(2)(iv)(g). On the transfer of all or part of a Membership Interest, the capital account of the transferor that is attributable to the transferred Membership Interest or part thereof shall carry over to the assignee in accordance with the provisions of Treas. Reg. ss. 1.704-1(b)(2)(iv)(1).

                                    Article 4
                          Distributions and Allocations

         4.01. Distributions. The Company will distribute Net Cash Flow (as defined in this Section 4.01) to the Members in proportion to their Sharing Ratios at such times as the Managers shall determine; provided that, unless restricted by the terms of any loan agreement, indenture, or other agreement to which the Company is or becomes a party, the Company will make distributions of cash on hand at least equal to the Maximum Tax Liability for each year at such times (considering, among other factors, the requirements to make quarterly estimated tax payments) that each Member will receive such distributions prior to the times payments of taxes or estimated taxes are due. All distributions under this Section 4.01 shall be made to the Members in proportion to their Sharing Ratios. The term "Maximum Tax Liability" means for any taxable year, the sum of hypothetical federal, state and local taxes which shall be determined by multiplying the Company's taxable income (as determined under Section 703 of the Code including items required to be separately stated under Section 703(a)(1) of the Code) for such year by (i) for purposes of determining the hypothetical federal tax, the highest marginal federal income tax rate in effect for such year (including any surtax or surcharge) and (ii) for purposes of determining

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state and local taxes,  the highest  effective  state and local tax rate, as the case may be, imposed on such taxable income, taking into account state and local rates in effect in any jurisdiction in which any Member is subject to a tax on its allocable share of the Company's taxable income. In the case of any Member, which is, an entity treated as a pass-through tax entity for federal, state or local purposes, the partners, members, beneficiaries or shareholders (as the case may be) of such entity shall be considered as Members for purposes of applying the immediate preceding sentence. The term "Net Cash Flow" shall mean all cash funds derived by the Company (including interest received on reserves, borrowings and capital transactions), without reduction for any non-cash charges, but less cash funds used to pay current operating expenses, debt payments, capital expenditures and establish reasonable reserves for future expenses and costs as determined by the Managers.

         4.02. Allocations. Except as may be required by Code Section 704(c) and Treasury Regulation Section 1.704-1(b)(2)(iv)(d)(3), all items of income, gain, loss, deduction, and credit of the Company shall be allocated to the Members in their Sharing Ratios.

         4.03 Stop Loss. Notwithstanding any other provision hereof to the contrary, no item of loss or deduction of the Company shall be allocated to a Member if such allocation would result in a deficit balance in such Member's capital account established and maintained pursuant to Section 3.06. Such item of loss or deduction shall be allocated among the Members whose capital account balances are positive in proportion to such positive balances to the extent necessary to reduce the balances of such other Member's capital accounts balances to zero, it being the intention of the Members that no Member's capital account balance shall fall below zero while any other Member's capital account has a positive balance. If there have been allocations of loss or deduction pursuant to this Section 4.03, then all items of income, gain and credit of the Company first allocated after such allocations of loss or deduction pursuant to this Section 4.03 shall be allocated among the Members to offset in reverse order such allocations of loss or deduction and thereafter in accordance with
Section 4.02.

         4.04 Qualified Income Offset. A Member who unexpectedly receives any adjustment, allocation, or distribution described in Treas. Reg. ss.1.704-1(b)(2)(ii)(d)(4), (5), or (6) will be specially allocated items of income or gain (consisting of a prorata portion of each item of partnership income, including gross income, and gain for such year) in an amount and in the manner sufficient to eliminate any deficit balance in his capital account as quickly as possible; provided, however, that an allocation shall be made pursuant to this Section 4.04 only if and to the extent that such Member would have a deficit in his capital account after all allocations in this Article 4 have been tentatively made as if this Section 4.04 were not in these Regulations. This Section 4.04 is intended to satisfy the provisions of Treas. Reg. ss.1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                                    Article 5
                                   Management

         5.01. Management by Managers. (a) Subject to the provisions of Section 5.02, the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, managers of the Company ("Managers"). No Member in its capacity as a Member

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has the right, power, or authority to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any expenditures on behalf of the Company.

                  (b) In managing the business and affairs of the Company and exercising its powers, the Managers shall act (i) collectively through resolutions adopted at meetings and in written consents pursuant to Sections
5.04 and 5.08; and (ii) through committees and individual Managers to which authorities and duties have been delegated pursuant to Section 5.05. No Manager has the right, power, or authority to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any expenditures on behalf of the Company, except in accordance with the immediately preceding sentence. Decisions or actions taken by the Managers in accordance with this Agreement (including this Section 5.01 and Section 5.02) shall constitute decisions or actions by the Company and shall be binding on each Manager, Member, Officer (as defined in Section 5.09), and employee of the Company.

         5.02. Decisions Requiring Member Consent. Notwithstanding any power or authority granted the Managers under the Act, the Certificate or this Agreement, the Managers may not make any decision or take any action for which the consent of a Majority Interest or other consent of the Members is expressly required by the Act, the Certificate or this Agreement, without first obtaining such consent.

         Each Member may, with respect to any vote, consent, or approval that it is entitled to grant pursuant to this Agreement, grant or withhold such vote, consent, or approval in its Sole Discretion.

         5.03. Selection of Managers. The number of Managers of the Company shall be no fewer than three (3) and no more than five (5). Each Manager must be elected by a Majority Interest. Each Manager shall cease to be a Manager upon the earliest to occur of the following events: (a) such Manager shall be removed, with or without cause, by a Majority Interest at a meeting of the Members called for that purpose; (b) such Manager shall resign as a Manager, by giving notice of such resignation to the Members; or (c) such Manager shall die, wind up and terminate (unless its business is continued without the commencement of liquidation or winding up). Any vacancy in any Manager position may be filled by a Majority Interest at a meeting of the Members called for that purpose, or by a majority of the remaining Managers, though less than a quorum of the Managers.

         5.04. Meetings of Managers. Meetings of the Managers may be called by any Manager by notice thereof (specifying the place and time of such meeting) that is delivered to each other Manager at least 24 hours prior to such meeting. Neither the business to be transacted at, nor the purpose of, such meeting need be specified in the notice (or waiver of notice) thereof. Unless otherwise expressly provided in this Agreement, at any meeting of the Managers, a majority of the Managers shall constitute a quorum for the transaction of business, and an act of a majority of the Managers who are present at or participate in such a meeting at which a quorum is present or participating shall be the act of the Managers. The provisions of this Section 5.04 shall be inapplicable at any time that there is only one Manager.

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         5.05.  Committees  of Managers;  Delegation  of Authority to Individual
Managers. The Managers may designate one or more committees, each of which shall be comprised of one or more of the Managers, and may designate one or more of the Managers as alternate members of any committee. Any such committee, to the extent provided in the resolution establishing it, shall have and may exercise all of the authority that may be exercised by the Managers. Regular and special meetings of such committee shall be held in the manner designated by the Managers or, if not so designated, by such committee. The Managers may dissolve any committee at any time. In addition, the Managers may delegate to one or more Managers such authority and duties, and assign to them such titles, as the Managers may deem advisable. Any such delegation may be revoked at any time by the Managers.

         5.06. Compensation. The Managers shall receive such compensation, if any, for their services as may be designated by a Majority Interest. In addition, the Managers shall be entitled to be reimbursed for out-of-pocket costs and expenses incurred in the course of their service hereunder.

         5.07. Meetings of Members. Meetings of the Members may be called by the Managers or by Members having among them at least ten percent (10%) of the Sharing Ratios of all Members. Any such meeting shall be held on such date and at such time as the Person calling such meeting shall specify in the notice of the meeting, which shall be delivered to each Member at least ten (10) days prior to such meeting. Only business within the purpose or purposes described in the notice (or waiver thereof) for such meeting may be conducted at such meeting. Unless otherwise expressly provided in this Agreement, at any meeting of the Members, Members holding among them at least a majority of all Sharing Ratios (a "Majority Interest"), represented either in person or by proxy, shall constitute a quorum for the transaction of business, and an act of a Majority Interest shall be the act of the Members.

         5.08. Provisions Applicable to All Meetings. In connection with any meeting of the Managers, Members, or any committee of the Managers, the following provisions shall apply:

                  (a) Place of Meeting. Any such meeting shall be held at the principal place of business of the Company, unless the notice of such meeting (or resolution of the Managers or committee, as applicable) specifies a different place, which need not be in the State of Delaware.

                  (b) Waiver of Notice Through Attendance. Attendance of a Person at such meeting (including pursuant to Section 5.08(e)) shall constitute a waiver of notice of such meeting, except where such Person attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                  (c) Proxies. A Person may vote at such meeting by a written proxy executed by that Person and delivered to another Manager, Member, or member of the committee, as applicable. A proxy shall be revocable unless it is stated to be irrevocable.

                  (d) Action by Written Consent. Any action required or permitted to be taken at such a meeting may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the Managers, Members, or members of the

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committee,  as  applicable,  having not fewer than the minimum number of Sharing
Ratios or votes that would be necessary to take the action at a meeting at which all Members, Managers, or members of the committee, as applicable, entitled to vote on the action were present and voted.

                  (e) Meetings by Electronic Means. Managers, Members, or members of the committee, as applicable, may participate in and hold such meeting by means of telephone conference, videoconference, the internet, any other electronic communications equipment, or any combination thereof by means of which all Persons participating in the meeting can communicate with each other.

         5.09. Officers. The Managers may designate one or more Persons to be officers of the Company ("Officers"), and any Officers so designated shall have such title, authorities, duties, and salaries as the Managers may delegate to them. Any Officer may be removed as such, either with or without cause, by the Managers.

         5.10. Limitations on Liability of Managers. The liability of the Managers to the Company and the Members shall be limited to the extent, if any, now or hereafter set forth in the Certificate.

         5.11. Conflicts of Interest. Subject to the other express provisions of this Agreement, each Member, Manager, Officer, or affiliate thereof may engage in and possess interests in other business ventures, independently or with others, excluding ones in competition with the primary business of the Company. The Company may transact business with any Member, Manager, Officer, or affiliate thereof, provided the terms of those transactions are no less favorable than those the Company could obtain from unrelated third parties. Any Member or affiliate thereof may purchase service from the Company upon terms which are as favorable to the Member or affiliate as may be obtained from an unrelated provider of the same service.

         5.12. Indemnification; Reimbursement of Expenses; Insurance. To the fullest extent permitted by the Act: (a) the Company shall indemnify each Manager who was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding ("Proceeding"), any appeal therein, or any inquiry or investigation preliminary thereto, by reason of the fact that he or she is or was a Manager; (b) the Company shall pay or reimburse a Manager for expenses incurred by him or her (i) in advance of the final disposition of a Proceeding to which such Manager was, is, or is threatened to be made a party, and (ii) in connection with his or her appearance as a witness or other participation in any Proceeding. The Company shall indemnify and advance expenses to an Officer of the Company to the extent required to do so by the Act or other applicable law. The Company, by adoption of a resolution of the Managers, may indemnify and advance expenses to an Officer, employee, or agent of the Company to the same extent and subject to the same conditions under which it may indemnify and advance expenses to Managers. The provisions of this
Section 5.12 shall not be exclusive of any other right under any law, agreement, the provision of the Certificate or this Agreement, or otherwise. The Company may purchase and maintain insurance to protect itself and any Manager, Officer, employee, or agent of the Company, whether or not the Company would have the power to indemnify such Person under this Section 5.12.

                                    Article 6
                                      Taxes

         6.01. Tax Returns. The Company shall prepare and timely file all federal, state, and local tax returns required to be filed by the Company. Each Member shall furnish to the Company all pertinent information in its possession relating to the Company's operations that is necessary to enable the Company's tax returns to be timely prepared and filed. The Company shall deliver a copy of each such return to the Members, together with such additional information as may be required by the Members in order for the Members to timely file their individual returns reflecting the Company's operations. The Company shall bear the costs of the preparation and filing of its returns.

         6.02. Tax Elections. The Company shall make the following elections on the appropriate tax returns:

                  (a) to adopt a fiscal year beginning January 1st, and ending December 31st; and

                  (b) any other election the Managers may deem appropriate and in the best interests of the Members.

         6.03. Tax Matters Member. The Managers shall designate, if applicable, one Member to be the "tax matters partner" of the Company pursuant to Code
Section 6231(a)(7) (the "Tax Matters Member"). The Tax Matters Member shall take such action as may be necessary to cause to the extent possible each other Member to become a "notice partner" within the meaning of Code Section 6223. The Tax Matters Member shall inform each other Member of all significant matters that may come to its attention in its capacity as Tax Matters Member by giving notice thereof on or before the fifth business day after becoming aware thereof and, within that time, shall forward to each other Member copies of all significant written communications it may receive in that capacity. The Tax Matters Member shall take no action without the authorization of a Majority Interest, other than such action as may be required by applicable law. Any cost or expense incurred by the Tax Matters Member in connection with its duties, including the preparation for or pursuance of administrative or judicial proceedings, shall be paid by the Company.

                                    Article 7
                               Buy-Out Procedures

         7.01 Procedure for Offer to Purchase. In the event a Member (hereinafter referred to for purposes of this Article 7 only as "Buying Member") shall desire to purchase the entire Membership Interest of any other Member (hereinafter referred to for purposes of this Article 7 only as "Selling Member"), Buying Member shall give notice to Selling Member of its intention to acquire Selling Member's entire Membership Interest and the terms of such offer to purchase ("Offer to Purchase"). The Members hereby agree that upon the issuance of an Offer to Purchase, Selling Member shall have an irrevocable right of first refusal ("Right of First Refusal") for no more than thirty (30) days after the date of its receipt of the Offer to Purchase, to purchase Buying

Member's entire Membership Interest under the same terms, including purchase price, as provided in Buying Member's Offer to Purchase.

         7.02 Selling Member's Options. Selling Member shall provide notice to Buying Member, no more than thirty (30) days (the "Time Period") after receipt of Buying Member's Offer to Purchase, of its intention to either:

                  (a) accept the Offer to Purchase;

                  (b) reject the Offer to Purchase; or

                  (c) exercise its Right of First Refusal to purchase Buying Member's entire Membership Interest pursuant to Section 7.01.

If Selling Member does not respond as provided in this Section 7.02, then Buying Member's Offer to Purchase shall be deemed to have been rejected by Selling Member.

         7.03     Preferential Purchase Right.

                  (a) Procedure. Should any Member at any time desire to make a Disposition of all or a portion of its Membership Interest pursuant to a bona fide offer from another Person (except for a Permitted Disposition as described in the Section 2.02), such Member (the "Disposing Member") shall promptly give notice thereof (the "Disposition Notice") to the Company and the other Members. The Disposition Notice shall set forth all relevant information with respect to the proposed Disposition, including the name and address of the prospective acquirer, the purchase price, the precise Membership Interest that is the subject of the Disposition, and any other terms and conditions of the proposed Disposition. The other Members shall have the preferential right to acquire such Membership Interest for the same purchase price, and on the same terms and conditions, as are set forth in the Disposition Notice, except as provided otherwise in this Section 7.03. Each Member (other than the Disposing Member) shall have thirty (30) days following its receipt of the Disposition Notice in which to notify the Disposing Member whether such Member desires to exercise its preferential right. (A notice in which a Member exercises such right is referred to herein as an "Exercise Notice", and a Member who delivers an Exercise Notice is referred to herein as a "Purchasing Member"). Any Member who does not respond during the applicable period shall be deemed to have waived such right. If there is more than one Purchasing Member, each Purchasing Member shall participate in the purchase in the same proportion that its Sharing Ratio bears to the aggregate Sharing Ratios of all Purchasing Members (or on such other basis as the Purchasing Members may mutually agree).

                  (b) Non-Cash Consideration. If any portion of the purchase price, as disclosed in the Disposition Notice, is to be paid in a form other than cash, the following procedures shall be applicable:

                           (i) If any  portion  of the  purchase  price is to be
represented by a promissory note (which term shall include any form of deferred payment obligation), the Disposition Notice shall set forth the terms of such promissory note. With respect to such portion of the purchase price, each

Purchasing Member shall have the option (to be elected in its Exercise Notice), either (A) to deliver an equivalent promissory note, or (B) to pay in cash the principal amount of such promissory note.

                           (ii) If any  portion of the  purchase  price is to be
payable in a form other than cash or a promissory note, the Disposition Notice shall set forth the Disposing Member's best estimate of the fair market value thereof. If one or more Purchasing Members disagree with such estimate, and if such disagreement is not resolved within twenty (20) days following delivery of the Disposition Notice, any such Person, by notice to the others, may require the determination of fair market value to be made pursuant to Article 11 and the period for return of the Exercise Notice shall be extended until such disagreement can be resolved. With respect to such portion of the purchase price, each Purchasing Member shall have the option, to be elected in its Exercise Notice, either (A) to make such portion of the price in the same form as is specified in the Disposition Notice, or (B) to pay in cash the fair market value of such portion of the price.

                  (c) Closing. If the preferential right is exercised in accordance with this Section 7.03, the closing of such purchase shall occur within thirty (30) days after the expiration of the preferential right period. At the closing, (i) the Disposing Member shall execute and deliver to the Purchasing Members (A) an assignment of the Membership Interest described in the Disposition Notice, in form and substance reasonably acceptable to the Purchasing Members, containing a general warranty of title as to such Membership Interest (including that such Membership Interest is free and clear of any encumbrances) and (B) any other instruments reasonably requested by the Purchasing Members to give effect to the purchase; and (ii) the Purchasing Members shall deliver to the Disposing Member the purchase price specified in the Disposition Notice. The Sharing Ratios and capital accounts of the Members shall be deemed adjusted to reflect the effect of the purchase.

                  (d) Waiver of Preferential Right. If following compliance with this Section 7.03, no Members deliver an Exercise Notice, the Disposing Member shall have the right, subject to compliance with the provisions of Section 2.02, to Dispose of the Membership Interest described in the Disposition Notice to the proposed assignee strictly in accordance with the terms of the Disposition Notice for a period of ninety (90) days after the expiration of the preferential right period. If, however, the Disposing Member fails so to Dispose of the Membership Interest within such ninety (90) day period, the proposed Disposition shall again become subject to the preferential right set forth in this Section 7.03.

                                    Article 8
                        Books, Records and Bank Accounts

         8.01. Maintenance of Books. The Managers shall keep or cause to be kept at the principal office of the Company complete and accurate books and records of the Company, supporting documentation of the transactions with respect to the conduct of the Company's business, and minutes of the proceedings of its Managers and Members. The books and records shall be maintained with respect to accounting matters in accordance with sound accounting practices, and all books and records shall be available at the Company's principal office for examination by any Member or the Member's duly authorized representative at any and all reasonable times during normal business hours.

         8.02. Reports. Within seventy-five (75) days after the end of each taxable year, the Managers shall cause to be sent to each Person who was a Member at the end of such taxable year a complete accounting of the financial affairs of the Company for the taxable year then ended.

         8.03. Accounts. The Managers shall establish one or more separate bank and investment accounts and arrangements for the Company, which shall be maintained in the Company's name with financial institutions and firms that the Managers determine. The Managers may not commingle the Company's funds with the funds of any Manager or Member.

                                    Article 9
                    Dissolution, Winding Up, and Termination

         9.01. Dissolution. (a) The Company shall dissolve and its affairs shall be wound up on the first to occur of the following events:

                           (i) the unanimous consent of the Members; or

                           (ii) entry of a decree of judicial dissolution of the
Company under Section 18-802 of the Act.

                  (b) The death, expulsion, withdrawal, or dissolution of any Member, or the occurrence of any other event that terminates the continued membership of any Member in the Company shall not cause the Company to be dissolved. In the event of the death of a Member of the Company, the Company shall not be dissolved but shall continue uninterrupted with such deceased Member's estate, beneficiaries of such deceased Member's estate and/or any other Permitted Transferee of such deceased Member automatically becoming a Member.

         9.02. Winding Up and Termination. (a) On the occurrence of an event described in Section 9.01(a), the Managers shall act as liquidator or may appoint one or more Members as liquidator. The liquidator shall proceed diligently to wind up the affairs of the Company as provided in the Act. Until final distribution, the liquidator shall continue to operate the Company properties with all of the power and authority of the Managers. The costs of winding up shall be borne as a Company expense.

                  (b) Any assets of the Company remaining at the conclusion of the winding up process shall be distributed among the Members in accordance with their positive capital accounts. All distributions in kind to the Members shall be made subject to the liability of each distributee for costs, expenses, and liabilities theretofore incurred or for which the Company has committed prior to the date of termination. The distribution of cash and/or property to a Member in accordance with the provisions of this Section 9.02(b) constitutes a complete return to the Member of its Capital Contributions and a complete distribution to the Member of its Membership Interest and all the Company's property and constitutes a compromise to which all Members have consented within the meaning of Section 18-502(b) of the Act.

                  (c) On completion of such final distribution, the Managers shall file a Certificate of Cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to Section 1.05, and take such other actions as may be necessary to terminate the existence of the Company.

         9.03. No Restoration of Deficit Capital Accounts. No Member shall be required to pay to the Company, to any other Member or to any third party any deficit balance that may exist from time to time in any capital or similar account maintained for such Member for any purpose.

                                   Article 10
               Investment and Other Representations of the Members

         10.01. Investment Intent. EACH OF THE MEMBERS DOES HEREBY REPRESENT AND WARRANT TO THE COMPANY AND TO EACH OF THE OTHER MEMBERS THAT HE, SHE OR IT HAS ACQUIRED HIS, HER OR ITS INTEREST IN THE COMPANY FOR INVESTMENT, SOLELY FOR HIS, HER OR ITS OWN ACCOUNT, WITH THE INTENTION OF HOLDING SUCH INTEREST FOR INVESTMENT, AND WITHOUT ANY INTENTION OF PARTICIPATING DIRECTLY OR INDIRECTLY IN ANY REDISTRIBUTION OR RESALE OF ANY PORTION OF SUCH INTEREST IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW.

         10.02. Unregistered Membership Interests. EACH OF THE MEMBERS DOES HEREBY ACKNOWLEDGE THAT HE, SHE OR IT IS AWARE THAT HIS, HER OR ITS INTEREST IN THE COMPANY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT IN RELIANCE UPON EXEMPTIONS CONTAINED IN SUCH SECURITIES ACT AND THAT HIS, HER OR ITS INTEREST IN THE COMPANY HAS NOT BEEN REGISTERED UNDER THE SECURITIES LAW OF ANY STATE IN RELIANCE UPON THE EXEMPTIONS CONTAINED IN SUCH STATE SECURITIES LAW.

         10.03. Nature of Investment. EACH OF THE MEMBERS DOES HEREBY REPRESENT AND WARRANT TO THE COMPANY AND TO EACH OF THE OTHER MEMBERS THAT HE, SHE OR IT IS A SOPHISTICATED INVESTOR AND THE NATURE AND AMOUNT OF THE CAPITAL CONTRIBUTION HE, SHE OR IT AGREES TO MAKE HEREUNDER IS CONSISTENT WITH HIS, HER OR ITS INVESTMENT PROGRAM AND THAT SUCH MEMBER HAS SUFFICIENT LIQUID ASSETS TO ABSORB THE LOSS OF HIS, HER OR ITS ENTIRE INVESTMENT IN THE COMPANY. FURTHER, EACH OF THE MEMBERS DOES HEREBY ACKNOWLEDGE THAT:

         (A) PRIOR TO HIS, HER OR ITS EXECUTION OF THIS AGREEMENT, HE, SHE OR IT HAS BEEN FURNISHED WITH SUFFICIENT WRITTEN AND ORAL INFORMATION ABOUT THE COMPANY AND THE BUSINESS TO BE OPERATED BY THE COMPANY TO ALLOW SUCH MEMBER TO MAKE AN INFORMED INVESTMENT DECISION PRIOR TO PURCHASING AN INTEREST IN THE COMPANY;

         (B) HE, SHE OR IT IS FULLY FAMILIAR WITH THE BUSINESS PROPOSED TO BE CONDUCTED BY THE COMPANY AND WITH THE COMPANY'S USE AND PROPOSED USE OF THE PROCEEDS OF THE SALE OF THE MEMBERSHIP INTERESTS;

         (C) THE OFFER AND PURCHASE OF HIS, HER OR ITS INTEREST IN THE COMPANY HAS BEEN MADE IN THE COURSE OF A NEGOTIATED TRANSACTION INVOLVING DIRECT COMMUNICATION BETWEEN SUCH MEMBER AND A REPRESENTATIVE OF THE COMPANY;

         (D) HE, SHE OR IT HAS EITHER (I) HAD EXPERIENCE IN BUSINESS ENTERPRISES OR INVESTMENTS ENTAILING RISK OF A TYPE OR TO A DEGREE SUBSTANTIALLY SIMILAR TO THOSE ENTAILED IN AN INVESTMENT IN THE COMPANY, OR (II) HAS OBTAINED INDEPENDENT FINANCIAL ADVICE WITH RESPECT TO HIS, HER OR ITS INVESTMENT IN THE COMPANY;

         (E) HE, SHE OR IT HAS BEEN ADVISED THAT HIS, HER OR ITS MEMBERSHIP INTEREST MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SAID INTEREST UNDER THE SECURITIES ACT OF 1933, AND THAT HE, SHE OR IT WILL HAVE NO RIGHTS TO REQUIRE REGISTRATION OF HIS, HER OR ITS MEMBERSHIP INTEREST UNDER THE SECURITIES ACT OF 1933, AND, IN VIEW OF THE NATURE OF THE TRANSACTION, REGISTRATION IS NEITHER CONTEMPLATED NOR LIKELY; AND

         (F) PRIOR TO HIS, HER OR ITS EXECUTION OF THIS AGREEMENT, HE, SHE OR IT RECEIVED A COPY OF THIS AGREEMENT AND THAT HE, SHE OR IT HAS EXAMINED THIS DOCUMENT OR CAUSED THIS DOCUMENT TO BE EXAMINED BY HIS, HER OR ITS REPRESENTATIVE OR ATTORNEY.

         10.04. Valid Existence. Each Member represents and warrants to the Company and each other Member that:

         (a) If that Member is a corporation, it is duly organized, validly existing, and in good standing under the laws of the state of its incorporation and is duly qualified and in good standing as a foreign corporation in the jurisdiction of its principal place of business (if not incorporated therein);

         (b) If that Member is a partnership, trust, or other entity, it is duly formed, validly existing, and (if applicable) in good standing in the jurisdiction of its principal place of business (if not formed therein);

         (c) It has full corporate, partnership, trust or other applicable power and authority to enter into this Agreement and to perform its obligations hereunder and all necessary actions by the board of directors (or trustees), shareholders, members, managers, partners, beneficiaries, or other persons necessary for the due authorization, execution, delivery, and performance of this Agreement by that Member have been duly taken;

         (d)      It has duly executed and delivered this Agreement; and

         (e) The execution, delivery, and performance of this Agreement do not conflict with any other agreement or arrangement to which such Member is a party or by which it is bound.

         10.05. Indemnity and Survival. Each of the Members does hereby agree to hold the Company harmless and to indemnify the Company against all liabilities, costs and expenses incurred by the Company as a result of any sale or distribution by such Member in violation of the Securities Act of 1933. All representations, warranties and indemnities made by such Member with reference to the Securities Act of 1933 shall be deemed to be equally applicable in connection with the securities law of Delaware or any other state. All representations, warranties and agreements shall survive until the dissolution and termination of the Company, except to the extent that a representation, warranty or agreement expressly provides otherwise.

                                   Article 11
                     Alternative Dispute Resolution ("ADR")

         11.01. Agreement to Use Procedure. The Members have entered into this Agreement in good faith and in the belief that it is mutually advantageous to them. It is with that same spirit of cooperation that they pledge to attempt to resolve any dispute amicably without the necessity of litigation. Accordingly, they agree if any dispute arises between them relating to this Agreement (the "Dispute"), they will first utilize the procedures specified in this Article (the "Procedure") prior to any Additional Proceedings (defined below in Section 11.11).

         11.02. Initiation of Procedure. The Member seeking to initiate the Procedure (the "Initiating Member") shall give written notice to the other Members, describing in general terms the nature of the Dispute, the Initiating Member's claim for relief and identifying one or more individuals with authority to settle the Dispute on such Member's behalf. The Member(s) receiving such notice (the "Responding Member"), whether one or more shall have fifteen (15) business days within which to designate by written notice to the Initiating Member, one or more individuals with authority to settle the Dispute on such Member's behalf. The individuals so designated shall be known as the "Authorized Individuals". The Initiating Member and the Responding Member shall collectively be referred to as the "Disputing Members" or individually "Disputing Member".

         11.03. Direct Negotiations. The Authorized Individuals shall be entitled to make such investigation of the Dispute as they deem appropriate, but agree to promptly, and in no event later than thirty (30) days from the date of the Initiating Member's written notice, meet to discuss resolution of the Dispute. The Authorized Individuals shall meet at such times and places and with such frequency as they may agree. If the Dispute has not been resolved within thirty (30) days from the date of their initial meeting, the Disputing Members shall cease direct negotiations and shall submit the Dispute to mediation in accordance with the following procedure.

         11.04. Selection of Mediator. The Authorized Individuals shall have fifteen (15) business days from the date they cease direct negotiations to submit to each other a written list of acceptable qualified attorney-mediators not affiliated with any of the Members. Within five (5) days from the date of receipt of such list, the Authorized Individuals shall rank the mediators in numerical order of preference and exchange such rankings. If one or more names are on both lists, the highest ranking person shall be designated as the mediator. If no mediator has been selected under this procedure, the Disputing Members agree jointly to request a State or Federal District Judge of their choosing to supply within ten (10) business days a list of potential qualified attorney-mediators. Within fifteen (15) business days of receipt of the list, the Authorized Individuals shall again rank the proposed mediators in numerical order of preference and shall simultaneously exchange such list and shall select as the mediator the individual receiving the highest combined ranking. If such mediator is not available to serve, they shall proceed to contact the mediator who was next highest in ranking until they are able to select a mediator.

         11.05. Time and Place of Mediation. In consultation with the mediator selected, the Authorized Individuals shall promptly designate a mutually convenient time and place for the mediation, and unless circumstances require otherwise, such time shall be not later than forty-five (45) days after selection of the mediator.

         11.06. Exchange of Information. In the event any Disputing Member to this Agreement has substantial need for information in the possession of another Disputing Member to this Agreement in order to prepare for the mediation, all Disputing Members shall attempt in good faith to agree to procedures for the expeditious exchange of such information, with the help of the mediator if required.

         11.07. Summary of Views. At least seven (7) days prior to the first scheduled session of the mediation, each Disputing Member shall deliver to the mediator and to the other Disputing Members a concise written summary of its views on the matter in Dispute, and such other matters required by the mediator. The mediator may also request that a confidential issue paper be submitted by each Disputing Member to him or her.

         11.08. Parties to be Represented. In the mediation, each Disputing Member shall be represented by an Authorized Individual and may be represented by counsel at such Disputing Member's own expense. In addition, each Disputing Member may, with permission of the mediator, bring such additional Persons as needed to respond to questions, contribute information, and participate in the negotiations.

         11.09. Conduct of Mediation. The mediator shall determine the format for the meetings, designed to assure that both the mediator and the Authorized Individuals have an opportunity to hear an oral presentation of each Disputing Member's views on the matter in dispute, and that the Authorized Individuals attempt to negotiate a resolution of the matter in dispute, with or without the assistance of counsel or others, but with the assistance of the mediator. To this end, the mediator is authorized to conduct both joint meetings and separate private caucuses with the Disputing Members. The mediation session shall be private. The mediator will keep confidential all information learned in private caucus with any Disputing Member unless specifically authorized by such Disputing Member to make disclosure of the information to the other Disputing Member. The Disputing Members agree to sign a document agreeing that the mediator shall be governed by the provisions of Delaware law and such other rules as the mediator shall prescribe. The Disputing Members commit to participate in the proceedings in good faith with the intention of resolving the Dispute if at all possible.

         11.10. Termination of Procedure. The Disputing Members agree to participate in the mediation procedure to its conclusion. The mediation shall be terminated: (i) by the execution of a settlement agreement by the Disputing Members; (ii) by a declaration of the mediator that the mediation is terminated; or (iii) by a written declaration of a Disputing Member to the effect that the mediation process is terminated at the conclusion of one full day's mediation session. Even if the mediation is terminated without a resolution of the Dispute, the Disputing Members agree not to terminate good faith negotiations and not to commence any Additional Proceedings prior to the expiration of five
(5) business days following the mediation. Notwithstanding the foregoing, any Disputing Member may commence Additional Proceedings within such five (5) business day period if the Dispute could be barred by an applicable statute of limitations.

         11.11. Arbitration. The parties agree to participate in good faith in the Alternative Dispute Resolution ("ADR") to its conclusion. If the Disputing Members are not successful in resolving the dispute through the ADR, then the Disputing Members may agree to submit the matter to binding arbitration or a private adjudicator, or either Disputing Member may seek an adjudicated resolution through the appropriate court ("Additional Proceedings").

         11.12. Fees of Mediation; Disqualification. The fees and expenses of the mediator shall be shared equally by the Disputing Members. The mediator

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shall be  disqualified  as a  witness,  consultant,  expert or  counsel  for any
Disputing Member with respect to the Dispute and any related matters.

         11.13. Confidentiality. The entire mediation process is confidential, and no stenographic, visual or audio record shall be made. All conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the mediation by any Disputing Member, their agents, employees, counsel, representatives or other invitees and by the mediator are confidential and shall, in addition and where appropriate, be deemed privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of any of the Members; provided, however, that evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the mediation.

                                   Article 12
                               General Provisions

         12.01. Offset. Whenever the Company is to pay any sum to any Member, any amounts that Member owes the Company may be deducted from that sum before payment.

         12.02. Notices. Except as otherwise provided, all notices, requests, or consents under this Agreement shall be (a) in writing, (b) delivered to the recipient in person, by courier or mail or by facsimile, telegram, telex, cablegram, email, instant message, or similar electronic transmission, (c) if to a Member, delivered to such Member at the applicable address on Exhibit A or such other address as that Member may specify by notice to the Managers and other Members, (d) if to the Managers or the Company, delivered to the Managers at the registered office of the Company, or at such other address as the Managers may specify by notice to the Members, and (e) effective only upon actual receipt by such Person(s). Whenever any notice is required to be given by applicable law, the Certificate, or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

         12.03. Writings and Signatures. Under this Agreement, "signature" and "signed" means any symbol executed or adopted by a person with present intention to authenticate a writing. Unless the context requires otherwise, the term includes a digital signature, an electronic signature, and a facsimile of a signature. "Written" or "writing" means an expression of words, letters, characters, numbers, symbols, figures, or other textual information that is inscribed on a tangible medium or that is stored in an electronic or other medium that is retrievable in a perceivable form. Unless the context requires otherwise, the term (i) includes stored or transmitted electronic data and transmissions and reproductions of writings; and (ii) does not include sound or video recordings of speech other than transcriptions that are otherwise writings.

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         12.04. Entire Agreement;  Supersedure.  This Agreement  constitutes the entire agreement of the Members relating to the Company and supersedes all prior contracts or agreements with respect to the Company, whether oral or written.

         12.05. Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company.

         12.06. Amendments of Certificate and Agreement. The Certificate and this Agreement may be amended or restated only with the approval of the Managers and a Majority Interest.

         12.07. Binding Effect. Subject to the restrictions on Dispositions set forth in this Agreement, this Agreement is binding on and shall inure to the benefit of the Members and their respective heirs, legal representatives, successors, and assigns.

         12.08. Governing Law; Severability. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (EXCLUDING ITS CONFLICT-OF-LAWS RULES). If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by applicable law.

         12.09. Construction. Unless the context requires otherwise: (a) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine, and neuter; (b) the word "including" means "including, without limitation"; (c) references to Articles and Sections refer to Articles and Sections of this Agreement; and (d) references to Exhibits are to the Exhibits attached to this Agreement, each of which is made a part hereof for all purposes.

         12.10. Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

         12.11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute the same instrument. Delivery of an executed signature of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         12.12 Informed Decision. Each Member, by executing this Agreement, represents and warrants that he has been furnished with sufficient written and oral information about the Company and the business to be operated by the Company to allow him to make an informed decision prior to purchasing a Membership Interest in the Company.

         12.13 Admonition. McMahon Surovik Suttle, P.C. (the "Law Firm") has exclusively represented the Company in the preparation of this Agreement and has not undertaken to assist the Members, or render legal or investment advice to the Members. The Law Firm has not acted as securities counsel to the Company or any Member, and fully disclaims any engagement as such counsel. The Law Firm makes no representation regarding the undertaking of the Company or the prospective value of any Member's interest in the Company. Each Member does hereby acknowledge that the Law Firm has directed that he/she/it seek competent outside counsel and business advice other than from the Law Firm, as to the effects, consequences and legalities of this Agreement and the opportunity offered hereunder.

         Adopted by the undersigned Managers effective on the 4th day of December, 2007.

                                            -----------------------------------
                                            Jon M. Morgan

                                            -----------------------------------
                                            John R. Norwood

                                            -----------------------------------
                                            Eric L. Oliver

         WHEREOF, following adoption of this Agreement by the Managers, the Members have adopted and executed this Agreement to be effective as of the date first set forth above.

                         [MEMBER SIGNATURE PAGES FOLLOW]













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                                    EXHIBIT A
                                    ---------